UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2004.

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 606-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

     Item 2.02 Results of Operations and Financial Condition.

          On October 26, 2004, USG Corporation issued a press release containing earnings information for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: October 26, 2004	By:	/s/ Richard H. Fleming

Richard H. Fleming, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	USG Corporation press release dated October 26, 2004.